UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

SPS COMMERCE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! SPS COMMERCE, INC. 2021 Annual Meeting Vote by May 18, 2021 11:59 PM ET. For shares held in the 401(k) Plan, vote by May 16, 2021 11:59 PM ET. SPS COMMERCE, INC. 333 SOUTH SEVENTH STREET SUITE 1000 MINNEAPOLIS, MN 55402 D47324-P47434-Z78663 You invested in SPS COMMERCE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 19, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting* May 19, 2021 8:00 AM CDT Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/SPSC2021 *Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Election of Directors Nominees: 1a. Archie Black For 1b. James Ramsey For 1c. Marty Reaume For 1d. Tami Reller For 1e. Philip Soran For 1f. Anne Sempowski Ward For 1g. Sven Wehrwein For 2. Ratification of the selection of KPMG LLP as the independent auditor of SPS Commerce, Inc. for the fiscal year ending December 31, 2021. For For 3. Advisory approval of the compensation of the named executive officers of SPS Commerce, Inc. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D47325-P47434-Z78663